U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 17, 2004



                         TIDELANDS OIL & GAS CORPORATION
             (Exact Name of registrant as specified in its Charter)




       Nevada                       0-29613                       66-0549380
----------------------        -------------------             ------------------
State of Incorporation        Commission File No.              I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                                78248
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, (   210   )      764       -     8642
                               -----------  -------------   -----------





                     (Registrant's former name and address)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

CAUTIONARY STATEMENT: This report contains a brief summary of the terms of the various agreements. It is qualified in its entirety by the content of attached definitive agreements. These agreements and exhibits should be read in their entirety for a complete understanding of the transactions.

     On May 25, 2004, we entered into a Purchase and Sale Agreement for Reef Ventures, L.P. by and between Impact International, LLC ("Impact") and Coahuila Pipeline, LLC, ("Coahuila"), (jointly "Seller") and Tidelands Oil & Gas Corporation ("Tidelands") and Arrecefe Management, LLC ("Arrecefe"), (jointly "Buyuer"). Impact is considered an affiliate of Tidelands because it possessed warrants to acquire a 19% interest in Tidelands common stock. The closing documents were executed and placed into trust pending receipt of proof of insurance. Tideland's received an insurance commitment regarding the purchased assets which was accepted by Impact on June 18, 2004, the effective closing date.

The Purchase and Sale Agreement includes the following agreements and documents:

     a.   Promissory Note for $6,523,773.30 dated May 25, 2004;
     b. Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment;
     c.   Guaranty of Reef Ventures, L.P.;
     d. Pledge Agreement between Reef Ventures, L.P. (Pledgor) and Impact International, L.L.C. (Secured Party);
     e.   Financial Statements of Reef Ventures, L.P.;
     f.   Assignment of General Partnership Units in Reef Ventures, L.P.;
     g.   Assignment of Impact Units in Reef Ventures, L.P.;
     h.   Assignment of 2003 Letter of Intent;
     i.   Assignment of 2003 Purchase and Sale Agreement;
     j.   Assignment of Gas Purchase Agreement;
     k.   Amendment to Certificate of Limited Partnership;
     l.   Amendment to Agreement of Limited Parternship;
     m.   First Amendment to the Stock Purchase Warrant;
     n.   First Amendment to the Registration Rights Agreement; and
     o.   Mutual Release.

Purchase and Sale Agreement
---------------------------

     Background: Reef Ventures, L.P. was formed under the laws of the State of Texas on April 16, 2003. Coahuila Pipeline, L.L.C. was the General Partner of Reef Ventures, L.P. Coahuila owned 10 partnership units being (1%) percent of Reef Ventures, L.P. Impact was a limited partner of Reef Ventures which owned 720 Units being Seventy-two (72%) of Reef Ventures, L.P. We formed Arrecefe Management, L.L.C., a Texas limited liability company, to act as our General Partner for Reef Ventures, L.P.

Summary of Purchase and Sale Agreement:
---------------------------------------

     Tidelands and Arrecefe purchased Impact's and Coahuila's units of interest in Reef Ventures, L.P., respectively. Impact financed the sale of the Reef interests. We purchased the Reef interests for $6,523,773.30 payable as follows:

     a. Tidelands executed a Promissory Note to Impact for $6,523,773.30 (the "Tidelands Note"). The Tidelands Note bears interest at the prime rate of interest plus two (2%) percent. The note would call for quarterly interest payments the first fifteen (15) months, and thereafter, principal and interest would be due quarterly amortized over twenty
          (20) years, but not to exceed an amount equal to One Hundred (100%) percent of Reef's net cash flow. The unpaid balance of the note would be due at the end of the fourth year.

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     b.   The  Tideland's  note is  secured by (i) a deed of trust (the "Deed of
          Trust") from the Parntership to Impact, covering the pipeline and related facilities, easements, rights-of-way and the Gas Contracts which comprise the project, being that 12-inch pipeline Project for transporting natural gas from Eagle Pass Texas to Piedras Negras, Mexico, defined in the Partnership Agreement. The Deed of Trust would includes a present assignment of Reef's rights to receive cash flow from the Gas Project which would be exerciseable by Impact only upon default under the Tidelands Note, Reef guarantee, or Reef Deed of Trust. (ii) a guaranty of payment and performance from the Partnership (the "Partnership Guaranty"), and (iii) a pledge agreement whereby the Partnership pledges to Impact its 100% membership interest in Reef.

Summary of Amendment to Warrant and Registration Rights Agreements:
-------------------------------------------------------------------

     We amended the Stock Purchase Warrant Agreement dated April 16, 2003. We have agreed that the total number of shares which Impact is entitled to receive under the warrant is Ten Million (10,000,000) shares of Tideland's common stock, plus such additional shares of common stock which may be issued upon the occurrence of an untimely registration event, less the 500,000 shares we issued to Impact on April 13, 2004. The exercise price is $0.335 per share. The expiration date of the warrant is extended to April 16, 2006.

     We have agreed to use our best efforts to register the shares under the warrant with the Securities and Exchange Commission so that Impact will be permitted to publicly resell the common shares. We have agreed to use our best efforts to keep the registration statement effective as long as it is necessary for Impact to sell the shares.

     If the registration statement is declared effective (i) by April 7, 2005, if the registration is on Form S-3, or (ii) July 7, 2005 if the registration statement is on Form SB-2 or any other registration form, the registration statement will be deemed timely (a "Timely Registration"). In the event of a Timely Registration, Impact will exercise the warrant for all of the remaining shares under the warrant on a cash basis payable by Impact through the execution of a promissory note payable to Tidelands (the "Impact Note"), as of the effective date of the registration statement. In the event that we do not accomplish a Timely Registration, then Impact may exercise the warrant at any time after the date which is the last date for a Timely Registration, at its option on a cash basis or pursuant to Section 1.2 of the warrant agreement on a net exercise cashless basis for all the remaining shares under the warrant. If Impact elects to exercise the warrants on a net exercise cashless basis, we will increase the number of shares available for issuance under the warrant, regardless of whether issued for cash or on a net exercise basis so that the total number of shares issued would total 10,000,000 shares.

     If the registration statement is not filed or declared effective on or before July 14, 2004, we will be obligated issue 500,000 common shares under the cashless exercise provisions of the amended Stock Purchase Warrant. For each 90 day period that the registration statement were not filed or declared effective, we would continue to issue 500,000 share blocks of common stock, until declared effective.

ITEM 7.  FINANCIALS STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired. We intend to file the required financial information within the time specified.

     (b) Pro forma financial information. We intend to file the required financial information within the time specified.

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     (c)  Exhibits.

     Exhibit Number     Description

          10 Purchase and Sale Agreement for Reef Ventures, L.P. by and between Impact International, LLC ("Impact") and Coahuila Pipeline, LLC, ("Coahuila"), (jointly "Seller") and Tidelands Oil & Gas Corporation ("Tidelands") and Arrecefe Management, LLC ("Arrecefe"), (jointly "Buyuer") dated May 25, 2004 with Exhibits. (Note:
                        Exhibits to the documents attached as exhibits have not been included with this filing)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TIDELANDS OIL & GAS CORPORATION
Dated: June 22, 2004

                                                  /s/Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President